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            VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2007 - APRIL 30, 2008

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
                                                                    AMOUNT OF     % OF
                                         OFFERING      TOTAL         SHARES      OFFERING   % OF FUNDS
   SECURITY       PURCHASE/    SIZE OF   PRICE OF    AMOUNT OF      PURCHASED   PURCHASED     TOTAL                     PURCHASED
  PURCHASED      TRADE DATE   OFFERING    SHARES      OFFERING       BY FUND     BY FUND      ASSETS       BROKERS        FROM
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
 The City of                                                                                             Loop
 New York 5%                                                                                             Capital          Loop
due 02/01/2026    02/13/08      --       $103.882   $550,000,000   $7,200,000     1.52%        1.95%     Markets,        Capital
                                                                                                         LLC, Bear,      Markets
                                                                                                         Stearns &
                                                                                                         Co. Inc.,
                                                                                                         Citi,
                                                                                                         Merrill
                                                                                                         Lynch,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         Banc of
                                                                                                         America
                                                                                                         Securities
                                                                                                         LLC, M.R.
                                                                                                         Beal &
                                                                                                         Company,
                                                                                                         DEPFA First
                                                                                                         Albany
                                                                                                         Securities
                                                                                                         LLC,
                                                                                                         Goldman,
                                                                                                         Sachs &
                                                                                                         Co., LLC,
                                                                                                         JPMorgan,
                                                                                                         Lehman
                                                                                                         Brothers,
                                                                                                         Prager,
                                                                                                         Sealy &
                                                                                                         Co., LLC,
                                                                                                         Ramirez &
                                                                                                         Co., Inc.,
                                                                                                         RBC Capital
                                                                                                         Markets,
                                                                                                         Slebert
                                                                                                         Brandford
                                                                                                         Shank &
                                                                                                         Co., LLC,
                                                                                                         UBS
                                                                                                         Investment
                                                                                                         Bank,
                                                                                                         Wachovia,
                                                                                                         National
                                                                                                         Association,
                                                                                                         Cabrera
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         Inc.,
                                                                                                         Commerce
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         Inc.,
                                                                                                         Jackson
                                                                                                         Securities,
                                                                                                         Janney
                                                                                                         Montgomery
                                                                                                         Scott LLC,
                                                                                                         Raymond
                                                                                                         James &
                                                                                                         Associates,
                                                                                                         Inc.,
                                                                                                         Roosevelt
                                                                                                         Cross
                                                                                                         Incorporated
                                                                                                         and
                                                                                                         Southwest
                                                                                                         Securities,
                                                                                                         Inc.
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